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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MARCH 4, 2005


                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

          MICHIGAN                                             38-1999511
  (State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                          Identification No.)


 25505 W. TWELVE MILE ROAD, SUITE 3000                         48034-8339
         SOUTHFIELD, MICHIGAN                                  (Zip Code)
(Address of Principal Executive Offices)


      (Registrant's telephone number, including area code): (248) 353-2700


                                   ----------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 10, 2005, Credit Acceptance Corporation (the "Company") issued a press release announcing operational data for the three months and year ended December 31, 2004 and the restatement of tax amounts in prior periods. The press release, dated March 10, 2005, is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     On March 4, 2005, the Company's management, as authorized by the Audit Committee approved the restatement of its previously issued financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2004, June 30, 2004 and September 30, 2004. The Company's audit committee and independent registered public accounting firm, Deloitte & Touche LLP, have discussed the subject and this conclusion. As a result, these previously issued financial statements should no longer be relied upon. The nature and impact of the restatement are summarized in a press release issued by the Company on March 10, 2005, which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

          99.1  Press Release dated March 10, 2005




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CREDIT ACCEPTANCE CORPORATION
                                        (Registrant)

                                        By: /s/ Kenneth S. Booth
                                            -----------------------------------
                                            Kenneth S. Booth
                                            Chief Financial Officer
                                            March 10, 2005


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                                INDEX OF EXHIBITS


 EXHIBIT NO.                       DESCRIPTION
 ----------      -------------------------------------------------------------

    99.1         Press Release dated March 10, 2005.